UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                       EAST TEXAS FINANCIAL SERVICES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
     [_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

                       EAST TEXAS FINANCIAL SERVICES, INC.

                            1200 South Beckham Avenue
                               Tyler, Texas 75701
                                 (903) 593-1767
--------------------------------------------------------------------------------


                                                             December 28, 2001



Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of East Texas Financial Services, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders of the Company. The meeting will be held at 2:00 p.m., local time, on January 23, 2002 at the offices of the Company, located at 1200
S. Beckham Avenue, Tyler, Texas.

     An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the election of three directors of the Company and the ratification of the appointment of the Company's auditors. In addition, the meeting will include management's report to you on the Company's fiscal 2001 financial and operating performance.

     We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.


                            Very truly yours,


                            /s/ Gerald W. Free

                            Gerald W. Free
                            Vice Chairman, President and Chief Executive Officer

                       EAST TEXAS FINANCIAL SERVICES, INC.
                            1200 South Beckham Avenue
                               Tyler, Texas 75701
                                 (903) 593-1767

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on January 23, 2002

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of East Texas Financial Services, Inc. (the "Company") will be held at the offices of the Company, located at 1200 S. Beckham Avenue, Tyler, Texas on January 23, 2002 at 2:00 p.m., local time.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1. The election of three directors of the Company;

     2. The ratification of the appointment of Bryant & Welborn, L.L.P. as auditors for the Company for the fiscal year ending September 30, 2002;

and such other matters as may properly come before the Meeting, or at any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on December 5, 2001 are the stockholders entitled to vote at the Meeting, and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the Meeting will be available at the main office of the Company during the ten days prior to the Meeting, as well as at the Meeting.

     You are requested to complete and sign the enclosed Proxy Card, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.

                            By Order of the Board of Directors


                            /s/ Gerald W. Free

                            Gerald W. Free
                            Vice Chairman, President and Chief Executive Officer

Tyler, Texas
December 28, 2001

                                 PROXY STATEMENT

                       EAST TEXAS FINANCIAL SERVICES, INC.
                            1200 South Beckham Avenue
                               Tyler, Texas 75701
                                 (903) 593-1767

                         ANNUAL MEETING OF STOCKHOLDERS
                                January 23, 2002


     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of East Texas Financial Services, Inc. (the "Company") of proxies to be used at the Annual Meeting of Stockholders (the
"Meeting") which will be held at the offices of the Company located at 1200 S. Beckham Avenue, Tyler, Texas on January 23, 2002 at 2:00 p.m., local time, and all adjournments or postponements of the Meeting. The accompanying Notice of Annual Meeting of Stockholders and form of proxy and this Proxy Statement are first being mailed to stockholders on or about December 21, 2001. Certain of the information provided in this Proxy Statement relates to First Federal Savings and Loan Association of Tyler (the "Association"), a wholly owned subsidiary and predecessor of the Company.

     At the Meeting, stockholders of the Company will be asked to consider and vote upon (i) the election of three directors of the Company and (ii) a proposal to ratify the appointment of Bryant & Welborn, L.L.P. as the Company's independent auditors for the fiscal year ending September 30, 2002.

Vote Required and Proxy Information

     All shares of common stock of the Company, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the director nominees named in this Proxy Statement and for the ratification of the appointment of Bryant & Welborn, L.L.P. The Company does not know of any matters, other than as described in the Notice of Annual Meeting of Stockholders, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the Board of Directors, as proxy for the stockholder, will have the discretion to vote on such matters in accordance with its best judgment.

     Directors will be elected by a plurality of the votes cast. The ratification of the appointment of Bryant & Welborn, L.L.P. requires the affirmative vote of a majority of the votes cast on the matter. In the election of directors, stockholders may vote "FOR" all nominees for election or withhold their votes from one or more nominees for election. Votes that are withheld and shares held by a broker, as nominee, that are not voted (so-called "broker non-votes") in the election of directors will not be included in determining the number of votes cast. For the proposal to ratify the appointment of the independent auditors, stockholders may vote "FOR," "AGAINST" or "ABSTAIN" with respect to this proposal. Proxies marked to abstain will have the same effect as votes against the proposal, and broker non-votes will have no effect on the proposal. The holders of at least one-third of the outstanding shares of the Common Stock, present in person or represented by proxy, will constitute a quorum for purposes of the Meeting. Proxies marked to abstain and broker non-votes will be counted for purposes of determining a quorum.

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments or postponements thereof. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Sandra J. Allen, Secretary, at the address shown above.

Voting Securities and Principal Holders Thereof

     Stockholders of record as of the close of business on December 5, 2001 will be entitled to one vote for each share then held, provided that under Section Four of the Company's Certificate of Incorporation, with limited exceptions, a stockholder who beneficially owns more than 10% of the outstanding shares of Company's Common Stock may not vote the shares in excess of 10%. The voting limitation in Section Four does not apply to the Company's Employee Stock Ownership Plan.

     As of December 5, 2001, the Company had 1,162,320 shares of Common Stock outstanding. The following table sets forth, as of that date, information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Common Stock (except for Mr. Free, Mr. Kidd and Dr. Vaughn, whose beneficial ownership is disclosed on page
4); (ii) each Named Officer, as defined on page 7 (except for Mr. Free, whose beneficial ownership is disclosed on page 4); and (iii) all directors and executive officers of the Company and the Association as a group. For information regarding the beneficial ownership of Common Stock by directors of the Company, see "Proposal I--Election of Directors--General."


                                                  Shares           Percent
                                               Beneficially           Of
         Beneficial Owner                         Owned             Class
         ----------------                         -----             -----

 East Texas Financial Services, Inc.            138,859(1)         11.95%
 Employee Stock Ownership Plan
 1200 South Beckham
 Tyler, Texas 75701

 Larry Thomas Long and                          115,925(2)          9.97%
 East Texas Financial Corporation
 301 East Main St
 Kilgore, Texas 75662

 Tontine Financial Partners, L.P.               115,750(3)          9.96%
 Tontine Management, L.L.C
 Jeffrey L. Gendell
 200 Park Avenue, Suite 3900
 New York, New York 10166
                                                114,750(4)          9.87%
 Arnhold and S. Bleichroeder, Inc.
 Arnhold S. Bleichroeder Advisers, Inc.
 1345 Avenue of the Americas
 New York, New York 10105

 Investors of America, Limited Partnership       69,000(5)          5.94%
 1504 Hwy. #395 N #8-00508
 Gardnerville, Nevada 89410

 Derrell W. Chapman,                             41,815(6)          3.54%
 Vice President, Chief Financial Officer
   and Chief Operating Officer
 709 Sutherland
 Tyler, Texas 75703

 All directors and executive                    410,524(7)         31.75%
  officers as a group (12 persons)

--------------------
(1) The amount reported represents shares held by the East Texas Financial Services, Inc. Employee Stock Ownership Plan (the "ESOP"), 86,954 of which have been allocated to accounts of participants. First Bankers Trust Co., N.A., Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants.

(2) As reported on a Schedule 13G/A filed on March 7, 2001 by Larry Thomas Long and East Texas Financial Corporation ("ETFC"), and in an application to the Board of Governors of the Federal Reserve System filed on October 23, 2001 by ETFC. In the Schedule 13G/A, Mr. Long claimed sole voting and dispositive powers with respect to 22,650 shares, and ETFC claimed sole voting and dispositve powers with respect to 52,075 shares. In the Federal Reserve application, ETFC claimed ownership of 93,275 shares and Mr. Long claimed ownership of an undisclosed number of shares. Mr. Long is the President and a director of ETFC. Based on the information provided with respect to Mr. Long's claimed beneficial ownership in the Schedule 13G/A, and ETFC's claimed ownership in the Federal Reserve application, the Company believes that together, Mr. Long and ETFC beneficially own 115,925 shares.

(3) As reported on a Schedule 13G filed on February 17, 2000 by Tontine Financial Partners, L.P., Tontine Management, L.L.C. and Jeffrey L. Gendell. The 115,750 shares are held directly by Tontine Financial
     Partners, L.P. Each of Tontine Financial Partners, L.P., Tontine Management, L.L.C. and Mr. Gendell claimed shared voting and dispositive powers with respect to these shares. Tontine Management, L.L.C. is the general partner of Tontine Financial Partners, L.P. and Mr. Gendell is the managing member of Tontine Management, L.L.C.

(4) As reported on a Schedule 13G/A dated February 13, 2001 and provided to the Company by Arnhold and S. Bleichroeder, Inc. and Arnhold and S. Bleichroeder Advisors, Inc., as a registered broker or dealer and a registered investment adviser. The two companies claimed shared voting and dispositive powers as to the 114,750 shares.

(5) As reported on a Schedule 13D filed on January 10, 2000 by Investors of America, Limited Partnership ("IALP"). IALP claimed sole voting and dispositive powers as to the 69,000 shares.

(6) Includes shares held directly, as well as shares held in retirement accounts, in a fiduciary capacity or by certain entities or family members, with respect to which shares Mr. Chapman may be deemed to have sole or shared voting and/or dispositive powers. Also includes 18,228 shares subject to options granted under the Company's Stock Option and Incentive Plan (the "Stock Option Plan") which are currently exercisable, and 13,610 shares which have been allocated to Mr. Chapman's ESOP account.

(7) This amount includes shares held directly, as well as shares allocated to the accounts of executive officers under the ESOP, held in retire-ment accounts, held in a fiduciary capacity or by certain entities or family members, with respect to which shares the respective directors and officers may be deemed to have sole or shared voting and/or dispositive powers. This amount also includes an aggregate of 130,551 shares subject to options granted under the Stock Option Plan which are currently exercisable.

                                   PROPOSAL I
                              ELECTION OF DIRECTORS

General

     The Company's Board of Directors is currently comprised of eight members, each of whom also is a director of the Association. The Board is divided into three classes, and approximately one-third of the directors are elected annually. Directors of the Company are generally elected to serve for three-year terms or until their respective successors are elected and qualified.

     The following table sets forth certain information, as of December 5, 2001, regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominees and any other person pursuant to which the nominees were selected.


                                                                                        Shares of
                                                                                       Common Stock   Percent
                                       Position(s) Held          Director    Term to   Beneficially      of
     Name                  Age          in the Company           Since(1)    Expire      Owned(2)      Class
     ----                  ---          --------------           --------    ------      --------      -----

                                    NOMINEES

M. Earl Davis              63       Director, Vice President       1988       2005        17,013        1.45
James W. Fair              76       Director                       1951       2005        12,641        1.08
L. Lee Kidd                66       Director                       1977       2005        70,727        6.04

                         DIRECTORS CONTINUING IN OFFICE

Jack W. Flock              88       Chairman of the Board          1948       2003        56,685        4.87
Charles R. Halstead        74       Director                       1994       2003        12,732        1.09
Gerald W. Free             62       Vice Chairman, President,      1984       2004        67,510        5.59
                                    Chief Executive Officer
H. H. Richardson, Jr.      69       Director                       1994       2004        14,685        1.25
Jim M. Vaughn, M.D.        89       Director                       1949       2004        79,540        6.79



(1)  Includes service as a director of the Association.

(2) Includes shares held directly, as well as shares held in retirement accounts, in a fiduciary capacity or by certain entities or family members, with respect to which shares the respective directors may be deemed to have sole or shared voting and/or dispositive powers. Also includes shares subject to options totaling 45,570 for Mr. Free, 1,567 for Mr. Flock, 6,270 for Mr. Fair, and 7,837 for each remaining director under the Stock Option Plan which are currently exercisable. The amounts for Mr. Free and Mr. Davis also include 19,473 and 3,041 shares, respectively, which have been allocated to their ESOP accounts.

     The principal occupation of each director of the Company is set forth below. All directors have held their present positions for at least five years unless otherwise indicated.

     M. Earl Davis is the Vice President-Compliance/Marketing of the Association, a position he has held since March 1996. Prior to taking this position with the Association, he was the Executive Vice President of Administration for Tyler Pipe Industries located in Tyler. He served in various capacities with that company for 33 years. Mr. Davis also has served on numerous boards of civic organizations in the Tyler area.

     James W. Fair is involved in real estate development in the Tyler area. Mr. Fair also is an investor in various oil and gas related ventures in East Texas. Mr. Fair serves as a trustee for Tyler Junior College, Director of the Tyler Economic Development Council, Inc., a board member of the East Texas Hospital Foundation, and is a former mayor of Tyler.

     L. Lee Kidd is an independent oil and gas operator in East Texas. In addition, he is involved in real estate development in the Tyler area.

     Jack W. Flock has served as Chairman of the Board of Directors of the Association since 1983 and as Chairman of the Board of Directors of the Company since the Company's formation in 1994. Mr. Flock is an attorney, of counsel to Ramey & Flock, P.C. located in Tyler. Prior to his of counsel relationship, he was President of Ramey & Flock, P.C. Mr. Flock previously served as Chairman of the Board of Trustees of Tyler Junior College. Charles R. Halstead is a geologist and is involved in oil and gas related investments in East Texas. Mr. Halstead is a former mayor of Tyler.

     Gerald W. Free has served as President and Chief  Executive  Officer of the
Association since 1983 and as President and Chief Executive Officer of the Company since the Company's formation in 1994. He was elected Vice Chairman of both entities in January 1997.

     H. H. Richardson, Jr. is retired as President of H. H. Richardson, Jr. Construction Company, which was involved in home building and development in the Tyler area.

     Jim M. Vaughn retired in 1993, after 50 years as an ophthalmologist in Tyler. Dr. Vaughn has served on the board of trustees of Tyler Junior College. He currently serves on the developmental board of The University of Texas at Tyler and The University of Texas Health Center at Tyler.

Executive Officers Who are Not Directors

     Officers are elected annually by the Boards of Directors of the Company and the Association. The business experience of the executive officers who are not directors is set forth below.

     Derrell W. Chapman, age 43, is Vice President, Chief Operating Officer and Chief Financial Officer of the Company and the Association. He has held these positions with the Company since its formation in 1994 and with the Association since 1989. Mr. Chapman was appointed an Advisory Director of the Association in 1998. Prior to joining the Association, Mr. Chapman was Vice President and Controller of Jasper Federal Savings and Loan Association, located in Jasper, Texas. Mr. Chapman is a certified public accountant.

     Joe C. Hobson, age 48, is Senior Vice President-- Mortgage Lending of the Association, a position he has held since 1992. Mr. Hobson has served the Association in various capacities since 1975.

     Stephen W. Horlander, age 47, is Senior Vice President-- Commercial Lending of the Association. He has been employed by the Association since 1998. Prior to his employment with the Association, Mr. Horlander held positions as a credit analyst, credit officer and commercial lender for several banks in the East Texas area. He has been employed in the banking industry since 1977.

     Jerry J. Richardson, age 59, is Senior Vice President-- Manager of the Gilmer Division of the Association, a position he has held since 2000. From 1979 to 2000, Mr. Richardson was Senior Vice President of the First National Bank of Gilmer, Texas, and he has been employed in the banking industry in East Texas since 1969.

Meetings and Committees of the Board of Directors

     Meetings of the Company's Board of Directors generally are held on a monthly basis. The Company's Board of Directors met 10 times during the fiscal year ended September 30, 2001. During fiscal 2001, no incumbent director of the Company attended fewer than 75% of the total number of Company Board meetings. The Company has not established any standing committees independent of the committees of the Association's Board of Directors.

     The Association's Board of Directors generally meets monthly and may have additional special meetings upon request of the Chairman of the Board, the President or one-third of the directors. The Board of Directors of the Association met 12 times during the fiscal year ended September 30, 2001. During fiscal 2001, no incumbent director of the Association attended fewer than 75% of the aggregate of the total number of Association Board meetings and the total number of meetings held by the committees of the Association's Board of Directors on which he served. The Association's Board of Directors has standing Executive, Audit and Compensation Committees, which also perform the same functions for the Company's Board of Directors.

     The Executive Committee, comprised of Directors Flock (Chairman), Fair, Vaughn and Free, generally meets on an annual basis to discuss salary recommendations for all employees. This committee met once in fiscal 2001.

     The Audit Committee, comprised of Directors Kidd (Chairman), Richardson, Fair and Halstead, provides for and reviews the Company's annual independent audit. This committee met once during the fiscal year ended September 30, 2001. Each member of the Audit Committee is "independent," as defined under the National Association of Securities Dealers' listing standards for The Nasdaq Stock Market. The Company's Board of Directors has not adopted a written charter for the Audit Committee.

     The Audit Committee has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended September 30, 2001:

     The Audit Committee has met with representatives of the Company's independent auditors and discussed certain matters required, under generally accepted auditing standards, to be communicated to audit committees, in connection with the independent audit. In addition, the committee has received from the auditors a letter disclosing the matters that, in the opinion of the auditors, may reasonably be thought to bear on the auditor's independence from the Company and discussed with the committee the auditors' independence.

     The committee has reviewed and discussed the Company's fiscal 2001 audited financial statements with the Company's management. Based on the review and discussions noted above, the committee has recommended, to the Company's Board of Directors, that the Company's audited financial statements for the fiscal year ended September 30, 2001 be included in the Company's Annual Report on Form 10-KSB.

             L. Lee Kidd                            James W. Fair
             H. H. Richardson, Jr.                  Charles R. Halstead

     The Compensation Committee, comprised of Directors Flock, Halstead, Fair and Kidd, is responsible for recommending compensation plans for officers and employees. The committee met twice during fiscal 2001.

     The full Board of Directors of the Company acts as a Nominating Committee for the annual selection of nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited nominations. The Board of Directors met once in fiscal 2001 in its capacity as a nominating committee.

     Pursuant to the Company's bylaws, nominations for directors by stockholders must be made in writing and delivered to the Secretary of the Company at least 70 days prior to the meeting date. If, however, less than 80 days' notice of the date of the meeting is first given or made to stockholders by public disclosure (including disclosure in a press release or in a publicly available filing with the U.S. Securities and Exchange Commission) or mail, nominations must be received by the Company not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was first made. In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in the Company's bylaws.

Executive Compensation

     The Company has not paid any compensation to its executive officers since its formation. The Company does not anticipate paying any compensation to such persons until it becomes actively involved in the operation of a business other than the Association.

     The executive officers of the Company also hold the same positions with the Association and receive compensation from the Association. The following table sets forth information concerning the compensation paid to the chief executive officer of the Company and the Association and the only other officer of the Company and the Association whose salary and bonus for fiscal 2001 exceeded $100,000 (the "Named Officers").


============================================================================================================================

                                            SUMMARY COMPENSATION TABLE

----------------------------------------------------------------------------------------------------------------------------
                                                                                           Long Term
                          Annual Compensation                                             Compensation
                                                                         ---------------------------------------------------
                                                                                             Awards
----------------------------------------------------------------------------------------------------------------------------
                                                                           Other
                                                                           Annual    Restricted
                                                                           Compen-      Stock       Options/      All Other
       Name and Principal Position         Fiscal    Salary      Bonus     sation      Award(s)       SARs      Compensation
                                            Year    ($)(1)(2)     ($)      ($)(3)        ($)           (#)           ($)
----------------------------------------------------------------------------------------------------------------------------
Gerald W. Free, President and Chief         2001    190,125      ---         ---         ---           ---         23,020(4)
   Executive Officer
                                            2000    185,139      6,687       ---         ---           ---         24,214

                                            1999    179,080      6,687       ---         ---           ---         40,352
----------------------------------------------------------------------------------------------------------------------------

Derrell W. Chapman, Vice President, Chief   2001    118,050      ---         ---         ---           ---         14,512(4)
   Financial Officer and Chief Operating
   Officer
                                            2000    111,577      4,167       ---         ---           ---         17,080

                                            1999    107,800      4,167       ---         ---           ---         29,064
============================================================================================================================

(1) Includes $15,600 in director's fees for Mr. Free for fiscal 2001, 2000 and 1999, and $7,800 in advisory director fees for Mr. Chapman for fiscal 2001 and 2000 and 1999.

(2) For Mr. Free, includes $6,000 earned in fiscal 2001, $3,000 in fiscal 2000 and $2,980 in fiscal 1999 as a result of Mr. Free's salary being determined, in part, by the profitability of the Company.

(3) Pursuant to SEC rules, the table above excludes perquisites and other personal benefits which do not exceed the lesser of $50,000 or 10% of salary and bonus.

(4) For Mr. Free, includes: (i) the value as of September 30, 2001 of the allocation for 2001 to his ESOP account of $19,456; and (ii) term life insurance premiums associated with the Association's medical insurance plan paid on his behalf of $3,564. For Mr. Chapman, includes: (i) the value as of September 30, 2001 of the allocation for 2001 to his ESOP account of $14,086; and (ii) term life insurance premiums associated with the Association's medical insurance plan paid on his behalf of $426.

     No stock options or stock appreciation rights ("SARs") were granted to the Named Officers during fiscal 2001.

     The following table provides information as to stock options exercised by the Named Officers during the fiscal year ended September 30, 2001 and the value of the options held by the Named Officers on September 30, 2001.

====================================================================================================================

                            AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                   OPTION VALUES

--------------------------------------------------------------------------------------------------------------------
                                                                                               Value of
                                                                Number of                     Unexercised
                                                               Securities                    In-the-Money
                                                                Underlying                    Options at
                                                               Unexercised                   FY-End ($)(1)
                                                               Options at
                                                               FY-End (#)
                                                      --------------------------------------------------------------
                         Shares Acquired    Value
         Name            on Exercise (#)   Realized    Exercisable   Unexercisable   Exercisable    Unexercisable
                                              ($)          (#)            (#)            ($)             ($)
--------------------------------------------------------------------------------------------------------------------
   Gerald W. Free             ----           ----        45,570           ----           ----            ----
--------------------------------------------------------------------------------------------------------------------

   Derrell W. Chapman         ----           ----        18,228           ----           ----            ----
====================================================================================================================


(1) An option is in-the-money if the fair market value of the stock underlying the option is greater than the exercise price of the option. None of the options held by the Named Officers on September 30, 2001 were in-the-money as of that date.

Compensation of Directors

     The directors of the Company are not paid for their service in such capacity. The directors and advisory directors of the Association receive fees of $1,300 and $650, respectively, for each regularly scheduled meeting of the board and receive no fees for service on board committees.

Employment Agreements

     The Association has employment agreements with Mr. Free and Mr. Chapman. Each agreement provides for a three-year term, with extensions of one year, in addition to the then-remaining term under the agreement, on each January 10, as long as (1) neither the Association nor the officer has given contrary written notice to the other at least 90 days in advance that the term will not be extended further and (2) the Board of Directors of the Association reviews a formal performance evaluation of the officer performed by disinterested directors of the Association. Both agreements have been extended pursuant to this provision on January 10 of every year since 1995. Each agreement provides for an annual base salary not less than the prior year's amount, discretionary bonuses and participation in benefit plans that are maintained for and the receipt of fringe benefits which are applicable to the other executive employees of the Association or its employees generally.

     Each agreement provides that if the officer's employment is involuntarily terminated other than for cause or due to death, disability or specified violations of law, the officer will be entitled to receive (1) the continuation of his salary for the remaining term of the agreement, (2) health insurance benefits maintained by the Association for its senior executive employees or employees generally for the remaining term of the agreement, and (3) if the involuntary termination occurs in connection with or within 12 months after a change in control of the Company or the Association that occurs during the term of employment under the agreement, a lump sum amount in cash equal to 299% of the officer's "base amount" (as defined in Section 280G of the Internal Revenue
Code).  To the extent payment to the officer of the benefits  described in items
(1) - (3) above, together with any other payments to be made to the officer (whether under the employment agreement or otherwise) would be nondeductible by the Association for federal income tax purposes because of Section 280G of the Internal Revenue Code, then the benefits in items (1) - (3) above will be reduced so that none of the payments (whether under the employment agreement or otherwise) is nondeductible by reason of Section 280G. The term "involuntary termination" is defined as termination of the officer's employment by the Association without the officer's consent or by the officer following a material reduction of or interference with his duties, responsibilities or benefits without his consent.

     Based on current compensation levels, if the employment of Mr. Free and Mr. Chapman had been involuntary terminated as of September 30, 2001 under circumstances entitling them to the severance benefit described in item (3) above, they would have been entitled to receive lump sum cash payments of approximately $503,890 and $343,345, respectively, in addition to the benefits described in items (1) and (2) above and subject to reduction to ensure that all payments to the officer by the Association (whether under the employment agreement or otherwise) would be deductible by the Association under Section 280G of the Internal Revenue Code.

Certain Transactions

     The Association has followed a policy of granting loans to officers, directors and employees, if such loans are made in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those of comparable transactions prevailing at the time, in accordance with the Association's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers and directors must be approved by a majority of the disinterested directors of the Association and loans to other officers and employees must be approved by the Association's loan committee. All loans by the Association to its directors and executive officers are subject to regulations of the Office of Thrift Supervision restricting loan and other transactions with affiliated persons of the Association. Federal law currently requires that all loans to directors and executive officers be made on terms and conditions comparable to those for similar transactions with non-affiliates. As of September 30, 2001, the Association was in compliance with this requirement. All loans to directors and executive officers and their associates totaled approximately $336,236 at September 30, 2001, which represented approximately 1.9% of the Company's stockholders' equity as of that date.


                                   PROPOSAL II
                   RATIFICATION OF THE APPOINTMENT OF AUDITORS

     The Board of Directors has renewed the Company's arrangement for Bryant & Welborn, L.L.P. to be the Company's auditors for the 2002 fiscal year, subject to the ratification of that appointment by the Company's stockholders at the Meeting. A representative of Bryant & Welborn, L.L.P. is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

     For the fiscal year ended September 30, 2001, Bryant & Welborn, L.L. P. provided various audit and non-audit services to the Company. Set forth below are the aggregate fees billed for these services:

     (a) Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's fiscal year 2001 annual financial statements and review of financial statements included in the Company's Quarterly Reports on Form 10-QSB for fiscal 2001: $70,650

     (b)  Financial Information Systems Design and Implementation Fees: $0

     (c)  All other fees: $725

     The Audit Committee has considered whether the provisions of services covered by item (c) above is compatible with maintaining the independence of Bryant & Welborn, L.L.P.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BRYANT & WELBORN, L.L.P. AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2002.

                              STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the Company's next annual meeting must be received by its Secretary at the main office of the Company, located at 1200 South Beckham Avenue, Tyler, Texas 75701, no later than August 30, 2002 to be eligible for inclusion in the Company's proxy statement and form of proxy relating to the next annual meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any stockholder proposal (regardless of whether included in the Company's proxy materials), the Company's certificate of incorporation and bylaws and Delaware law.

     To be considered for presentation at the next annual meeting, but not for inclusion in the Company's proxy statement and form of proxy for that meeting, proposals must be received by the Company no later than November 14, 2002. If, however, the date of the next annual meeting is before January 3, 2003 or after March 24, 2003, proposals must instead be received by the Company by the later of the 70th day before the date of the next annual meeting or the tenth day following the day on which public disclosure of the date of the next annual meeting is first made (which may be by press release, in a publicly available filing with the SEC, through mailed notice or otherwise). If a stockholder proposal that is received by the Company after the applicable deadline for presentation at the next annual meeting is raised at the next annual meeting, the holders of the proxies for that meeting will have the discretion to vote on the proposal in accordance with their best judgment and discretion, without any discussion of the proposal in the Company's proxy statement for the next annual meeting.


                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. If, however, any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Association may solicit proxies personally or by telegraph or telephone without additional compensation.


                           BY ORDER OF THE BOARD OF DIRECTORS

                           /s/ Gerald W. Free

                           Gerald W. Free
                           Vice Chairman, President and Chief Executive Officer

Tyler, Texas
December 28, 2001

X PLEASE MARK VOTES
AS IN THIS EXAMPLE

                                 REVOCABLE PROXY
                       EAST TEXAS FINANCIAL SERVICES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                January 23, 2002

     The undersigned hereby appoints the Board of Directors of East Texas Financial Services, Inc. (the "Company"), and the survivor of them, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Company's offices located at 1200 S. Beckham Avenue, Tyler, Texas, at 2:00 p.m., local time, on January 23, 2002, and at any and all adjournments or postponements thereof, as follows:

I.   The election of the following directors for three-year terms:

                M. EARL DAVIS      JAMES W. FAIR      L. LEE KIDD

                                       With-            For All
                     For               hold             Except
                     [_]                [_]               [_]

INSTRUCTION: To vote for all nominees, mark "For". To withhold authority to vote for all nominees, mark "Withhold".To withhold authority to vote for any one or more nominees but not all nominees, mark "For All Except" and write the name(s) of the nominee(s) in the space provided below.

---------------------------------------------

II. The ratification of the appointment of Bryant & Welborn, L.L.P. as independent auditors for the Company for the fiscal year ending September 30, 2002.

                     For              Against           Abstain
                     [_]                [_]               [_]

     In their discretion, upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES LISTED AND FOR THE RATIFICATION OF THE APPOINTMENT OF BRYANT & WELBORN, L.L.P.

--------------------------------------------------------------------------------
     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED AND FOR THE RATIFICATION OF THE APPOINTMENT OF BRYANT & WELBORN, L.L.P. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                                        ________________________________________
     Please be sure to sign and date    Date
     this Proxy in the box below.

________________________________________________________________________________
 Stockholder sign above                 Co-holder (if any) sign above

=> Detach above card, date, sign and mail in postage-paid envelope provided. =>

                       EAST TEXAS FINANCIAL SERVICES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     This  Proxy may be  revoked  at any time  before it is voted by: (i) filing with Secretary of the Company at or before the Meeting a written notice of revacation bearing a later date than this Proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of the Proxy). If this Proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

     The above signed acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.

     Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

         PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

----------------------------------------------

----------------------------------------------

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